UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 23, 2023

PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4747 Bethesda Avenue, Suite 1100, Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 507-1300

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	PEB	New York Stock Exchange
Series E Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PE	New York Stock Exchange
Series F Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PF	New York Stock Exchange
Series G Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PG	New York Stock Exchange
Series H Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 23, 2023, the Company convened its 2023 Annual Meeting of Shareholders (the "Annual Meeting"). The matters on which the shareholders voted were:
(i)the election of the trustees of the Company to serve until its 2024 Annual Meeting of Shareholders and until their successors are duly elected and qualified;
(ii)the ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accountants for the year ending December 31, 2023;
(iii)the approval, in an advisory and non-binding vote, the compensation of the Company's named executive officers; and
(iv)a recommendation, in an advisory and non-binding vote, of whether a non-binding shareholder vote to approve the compensation of our named officers should occur every one, two or three years.
The results of the voting were as set forth below.

Proposal 1 - election of trustees:

Trustee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jon E. Bortz	106,012,973	9,209,506	29,989	2,763,140
Cydney C. Donnell	98,620,018	16,605,020	27,430	2,763,140
Ron E. Jackson	96,874,858	18,348,121	29,489	2,763,140
Phillip M. Miller	101,429,658	13,793,321	29,489	2,763,140
Michael J. Schall	101,215,165	14,007,634	29,669	2,763,140
Bonny W. Simi	98,152,977	17,072,061	27,430	2,763,140
Earl E. Webb	101,928,193	13,294,919	29,356	2,763,140

Proposal 2 - ratification of the appointment of independent registered public accountants:

Votes For	Votes Against	Abstentions	Broker Non-Votes
115,913,065	2,072,617	29,926	—

Proposal 3 - approval of compensation of named executive officers ("Say-On-Pay"):

Votes For	Votes Against	Abstentions	Broker Non-Votes
103,198,018	11,079,149	975,301	2,763,140

Proposal 4 - approval of the frequency of conducting Say-On-Pay votes ("Say-When-On-Pay"):

1 Year	2 Years	3 Years	Abstentions
110,300,490	7,841	4,915,897	28,240

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

May 24, 2023	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Co-President, Chief Financial Officer, Treasurer and Secretary